TCW SMID Cap Growth Fund Prospectus

October 15, 2010

This Prospectus tells you about the Class I and Class N shares of the TCW SMID Cap Growth Fund (the “Fund”). Please read this document carefully and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund’s investment objective is to seek to provide long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.60%	0.60%
Total annual fund operating expenses	1.60%	1.85%
Fee Waiver [and/or Expense Reimbursement]	0.40%	0.65%
Net Expenses[1]	1.20%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 year	3 years
I	$122	$381
N	$122	$381

[1]

The contractual fee waiver/expense reimbursement is for the fiscal year November 1, 2010 through October 31, 2011. At the conclusion of the one year period the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell 2500® Growth Index. As of September 30, 2010, the market capitalization range of companies included in the Russell 2500® Growth Index was between $4.2 million and $6.235 billion. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stocks; securities convertible into common or preferred stocks such as convertible bonds and debentures; rights or warrants to purchase common or preferred stocks; American Depository Receipts (ADRs); and American Depository Shares (ADS).

The Fund invests primarily in issuers which are characterized as “growth” companies according to parameters established by the portfolio managers. Within these parameters, the Fund may invest in securities of foreign companies including companies in emerging or developing markets listed on a U.S. exchange, ADRs or ADS.

In managing the Fund’s investments, the portfolio manager uses a “bottom up” approach to identify companies for investment. The primary focus is on companies where the portfolio manager’s estimates of a company’s free cash flow growth is above that implied by current Wall Street estimates and, in the portfolio manager’s opinion, the security is attractively valued relative to those cash flows. Companies that make it through this screening process are then subjected to fundamental analysis which generally looks for one or more of the following factors:

•	competing in a large or growing market offering the potential for increasing market share

•	the ability to fund revenue and earnings growth with internally generated free cash flow and/or balance sheet cash

•	a differentiated product or service

•	a strong balance sheet

•	a strong management team and significant ownership by management

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, the individual security has reached its sell target or if an individual security weighting or sector weighting is too large.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market economic and political conditions.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

investment style risk: the risk that the particular style or set of styles that the investment adviser primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.
•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market or developing countries as compared to developed countries.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

Because the Fund is newly organized, it has no investment results. Updated information on the Fund’s investment results can be obtained by visiting www.tcwfunds.com.

Investment Advisor

TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Husam H. Nazer	Served as portfolio manager since the Fund commenced operations in November 2010	Group Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Principal Risks and Risk Definitions

The Fund is affected by changes in the economy, or by changes in the securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to securities selections of the Fund will not accomplish what they were designed to achieve or that they will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. Since the Fund holds securities with fluctuating market prices, the value of Fund shares will vary as the Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. When you sell shares of the Fund, they could be worth more or less than what you paid for them.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Price Volatility Risk

The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have greater short-term volatility. The Fund’s returns will vary and you may lose money. The Fund invests its assets in equity securities of small and medium sized companies that are subject to greater price volatility than large capitalization companies.

Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests the greater the potential volatility of its portfolio.

Liquidity Risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on the Fund’s performance.

The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market, economic and political conditions.

Small and Medium Capitalization Company Risk

Funds, such as the TCW SMID Cap Growth Fund, that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Investment Style Risk

The Fund may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles — in this case a “growth” style — to select investments for the Fund. This style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective or achieve positive results. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, the securities the Advisor chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Securities Selection Risk

There is the possibility that the specific securities held in the Fund’s investment portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Market Risk

Various market risks can affect the price or liquidity of a company’s securities held by the Fund. There is the possibility that the returns from the securities in which the Fund invests will underperform returns from the various securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial condition can depress the value of an issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include the market’s current attitudes about an issuer’s securities, market reactions to political or economic events, and tax and regulatory effects (including lack of regulations for a market or particular type of instrument).

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The Dodd-Frank Wall Street Reform and Customer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the Fund through (i) provisions impacting the regulatory framework; (ii) provisions impacting the Fund as an investor; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of “systemically important” financial institutions; and (v) mandated studies that may have further effects on the Fund. Such legislation may impact the Fund in ways that are unforeseeable.

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets.

Developing and Emerging Market Country Risk

The economies of developing or emerging market countries may be more dependent on relatively few industries that may be vulnerable to local and global changes. Their governments may also be more unstable than the governments of developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities prices may be more volatile than securities in countries with mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be subject to greater risks for government restrictions including expropriation or nationalization of a company’s assets.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lend to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Non-Diversified Status Risk

The Fund is organized as a nondiversified fund under the Investment Company Act of 1940 (“1940 Act”) and is not subject to the general limitation that it not invest more than 5% of its total assets in a particular issuer. Because a rela-

tively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Management of the Fund

Investment Advisor

The Fund’s investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2010, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $110 billion under management or committed to management.

Portfolio Manager

Listed below is the individual who is primarily responsible for the day-to-day portfolio management of the Fund, including a summary of the person’s business experience during the past five years:

Portfolio Manager	Business Experience During Last Five Years*
Husam H. Nazer	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s investment in the Fund, a description of his compensation structure and information regarding the accounts he manages.

Advisory Agreement

The Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Advisor to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to control by the Board of Directors. For its services under the Advisory Agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of Fund. The annual fee rate is 1.00% of average daily net assets.

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Fund is contained in the Fund’s annual report to shareholders for the twelve months ended October 31, 2010.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Payments by the Advisor

The Advisor pays certain costs of marketing the Fund from legitimate profits from its investment management fees and other resources available to it. The Advisor may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interest between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund and you should contact your financial intermediary for details about any payments it may receive from the Fund or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ asset typically range between 0.05% and 0.10% in a given year of assets invested in the Fund by the financial intermediary’s customers.

Multiple Class Structure

Certain of the TCW Funds currently offer two classes of shares, Class I shares and Class N (or Investor Class) shares. The Fund currently offers the Class I and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered by the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”)

adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fees may also be used to pay financial intermediaries for sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

Your Investment — Account Policies and Services

Buying Shares

You pay no sales charges to invest in the Fund. Your price for the Fund’s shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the NYSE is open. The NAV of the Fund is determined by adding the value of the Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets-liabilities/# of shares = NAV).

Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediary”) after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly.

The Fund’s investments for which market quotations are readily available are valued based on market value. Each security that is owned by the Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange, that the Advisor generally considers to be principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. The Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Such situations are particularly relevant for funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a higher or lower price than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

Minimums

Initial	IRA	Additional
$2,000	$500	$250

The Fund may accept investments of smaller amounts under circumstances deemed appropriate. The Fund reserves the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashier’s checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept post-dated checks, post-dated on-line bill checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs. You will also be charged $25 for every check returned unpaid.

Please note that the Fund has adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT ACT”) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals ($100 minimum) through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling Shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the payment date or until payment is collected, whichever is earlier.

Signature Guarantees

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or bank account different than what is on our records

•	if ownership is changed on your account

Non-financial transactions, including establishing or modifying certain services on an account, may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution.

The Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange Privilege

You can exchange from one Class I fund into another or from one Class N fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third Party Transactions

You may buy and redeem the Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account Statements

A Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household Mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Fund. You may also receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General Policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

The Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets). If your shares are redeemed in kind you will incur transaction costs upon the disposition of the securities received in the distribution.

Trading Limits

The Fund is not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

Accordingly, the Board of Directors has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to the Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Fund limits the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of the Fund (through either a purchase or exchange from another fund) and subsequently selling shares of the Fund (through either a redemption or an exchange into another fund). The Fund reserves the right to refuse any exchange into or purchase order for the Fund from any shareholder upon completion of four round trips with respect to the Fund in a calendar year. Shareholders who exceed these trading limits are still permitted to redeem their shares. In addition, exchanges out of the Fund are not permitted within a 15 day period from the last purchase or exchange into the Fund, and redemptions out of the Fund within a 15 day period following a purchase may result in future purchases into the Fund being barred. Exceptions to these trading limits may only be made upon approval of the Advisor’s Fund Operations Officer, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

In addition, the Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)
Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:
Via Regular Mail
TCW Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services LLC
Account No. 182380074993
Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:
•your name(s) and signature(s) as they appear on the account form
•your account number
•the Fund name
•the dollar amount you want to sell or exchange
•how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services — Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail
TCW Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone

Be sure the Fund has your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.

(800) 248-4486

Outside the U.S.

(414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions will be reinvested in Fund shares unless you instruct the Fund otherwise. There are no fees or sales changes on reinvestments. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those on Class N shares since that class normally has higher expenses than Class I shares.

Distributions of the Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and its shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Fund.

You will be taxed in the same manner whether you receive your distributions (from net investment income or capital gains) in cash or reinvest them in additional shares of the Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by the shareholder.

Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the Statement of Additional Information (“SAI”). This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The annual report, semi-annual report, Form N-Q and SAI are also available by contacting the Fund at 1-800 FUND TCW (1-800-386-3829). The annual report, semi-annual report and SAI are also on the Fund’s website at www.tcwfunds.com.

Financial Highlights

Because the Fund has not yet commenced operations as if the date of this prospectus, financial highlights are not available for it.

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW

(800 386 3829) www.tcwfunds.com

SEC file number: 811 7170

More information on each Fund is available free upon request by calling 800 FUND TCW (800 386 3829), or on the Internet at www.tcwfunds.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

Shareholder Account Information

For additional information, such as transaction and account inquiries: Call 800 248 4486, or send your request to: TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC

P.O Box 701

Milwaukee, WI 53201-0701

You can obtain copies of reports and other information about the Funds on the SEC’s EDGAR database at www.sec.gov, by visiting the SEC’s Public Reference Room in Washington, D.C., by sending your request to the SEC’s Public Reference Section, or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942 8090.

FUNDp-smf1010